UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 8, 2009
United Western Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Colorado

(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716

(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100
Denver, Colorado	80202

(Address of Principal Executive Offices)	(Zip Code)
(303) 595-9898

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     We are furnishing this report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a press release released on September 8, 2009.
     The information in this report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
     We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
     The text included with this report is available on our website located at www.uwbancorp.com, although we reserve the right to discontinue that availability at any time.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release from United Western Bancorp, Inc., dated September 8, 2009, entitled “United Western Bancorp Announces Common Stock Offering”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2009	UNITED WESTERN BANCORP, INC.
	By:	/s/ Michael J. McCloskey
		Name:	Michael J. McCloskey
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

99.1	Press Release from United Western Bancorp, Inc., dated September 8, 2009, entitled “United Western Bancorp Announces Common Stock Offering”.